Dreyfus
Municipal
Income, Inc.

Semi-Annual
Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus Municipal Income, Inc. for the six-month period ended March 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 1.13%.* During the reporting period, the fund produced income dividends exempt from federal personal income taxes of $.280 per share.** This is equivalent to an annualized federally tax-free distribution rate per share of 6.27%.***

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your fund's fiscal period; however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

 Market Environment

   Moderating economic growth in the U.S., a negligible rate of inflation, and relatively low interest rates continue to foster a positive atmosphere for municipal bonds. As measured by commonly accepted indexes, municipal bond yields have moved very little over the last six-month period, compared to yields of U.S. Treasury bonds. Treasuries, of course, were affected uniquely because of the safe haven they provided during the economic and currency collapses of several foreign countries; lately there has been some liquidation of Treasuries as recovery in several foreign nations began, thus their price movements *4 have been more volatile.

   Municipal yields continue to be historically generous vis-a-vis Treasury bond yields, and that lends support to current price levels. Presently, municipal bonds with maturities of 20 years and longer provide federally tax-free yields that exceed 90% of the taxable yields provided by Treasury bonds with comparable maturities. Also helping to firm up price levels of municipal bonds is a shortage of supply in the new-issue market. So far in 1999, newly marketed issues amount to just 77% of 1998's volume. Some reduction in 1999 is expected when compared to 1998, when a number of refundings helped to swell that year's total issuance to $284 billion, but at this time new issues are running somewhat behind expectations for 1999.

   Demand continues to be sparked by the after-tax benefits of municipal bond ownership, recognized mainly by individuals and crossover buyers, the latter being buyers who commonly operate in both taxable and tax-exempt markets, depending on yield ratios and after-tax benefits. Institutional demand is not especially strong right now, and that demand is very specific, centering on coupon, maturity and several technical features. With supply and demand well balanced, and no discernible indications of rising inflation and higher interest rates, it appears that the municipal environment will continue to be hospitable.

Portfolio Focus

   As discussed in previous communications to shareholders, the fund strives to maximize tax-exempt income. During the reporting period, opportunities to enhance the dividend payout remained limited. Yield differentials between the most highly rated and less highly rated securities remained historically tight. The decline in interest rates continues to have an impact as well. As the fund has matured, many of the securities purchased years ago in a higher-interest-rate environment have been called. The proceeds have been reinvested in bonds yielding less than those redeemed. For this reason, it was necessary to reduce the distributed dividend in February. Despite this adjustment, Dreyfus Municipal Income, Inc. generated a tax-free yield of 5.91% as of March 31, 1999 based on its stock price. Management continues to be alert for opportunities while recognizing that future dividend reductions may be required.

   We continue to maintain a positive market outlook for two reasons: the supply of new tax-exempt issues coming to market is running below last year's pace, while demand from individual investors and from professional arbitrageurs has been supportive. The municipal bond market has traded in a very narrow range over the past several months and, with volatility measures at near-record lows, we currently don't anticipate much of a change in market conditions in the near term. Because of our constructive long-term market outlook, we have extended the fund's average duration.

   In summary, if recent market behavior continues, we believe that income should be the key to relative market performance in the months ahead. We look forward to serving you in the future.

                                       Very truly yours,

                                       /s/ Richard J. Moynihan
                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.

**  Some income may be subject to the
    Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments                             March 31, 1999 (Unaudited)


                                                                                      Principal
Long-Term Municipal Investments--97.7%                                                  Amount           Value
-------------------------------------------------------------------------------    -------------    -------------

Alabama--1.4%
Courtland Industrial Development Board, SWDR
  (Champion International Corp. Project) 6.50%, 9/1/2025.......................    $   2,500,000    $   2,667,350
Arizona--1.4%
Tucson Airport Authority, Special Facility Revenue (Lockheed Aeromod Center Inc.)
  8.70%, 9/1/2019..............................................................        2,500,000        2,697,925
California--5.6%
California Housing Finance Agency, MFHR
  6.05%, 8/1/2038 (Insured; MBIA)..............................................        2,500,000        2,626,400
California Statewide Communties Development Authority, COP
  (The Internext Group) 5.375%, 4/1/2030.......................................        2,000,000        1,960,080
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2019........................................................       18,000,000        6,326,460
Colorado--5.0%
City and County of Denver, Airport Revenue:
  8.25%, 11/15/2012 (Prerefunded 11/15/2000) (a)...............................          560,000          613,441
  8.25%, 11/15/2012............................................................        5,940,000        6,391,381
  (Special Facilities-United Airlines Inc. Project) 6.875%, 10/1/2032..........        2,480,000        2,649,111
Florida--8.6%
Orange County Health Facilities Authority, Revenue
  (Health Facility-Mental Health Services)
  9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)...................................        4,665,000        5,083,404
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.85%, 2/15/2021 (b).......................................................        6,950,000        5,351,500
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (b)........................................................        2,700,000        2,052,000
Pinellas County Housing Finance Authority, SFMR (Multi-County Program)
  6.70%, 2/1/2028..............................................................        3,990,000        4,281,868
Georgia--3.9%
Private Colleges and Universities Facilities Authority, Revenue, Refunding
  (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)...................................        6,315,000        7,525,649
Illinois--10.5%
Chicago-O'Hare International Airport, Special Facility Revenue:
  (American Airlines Inc. Project):
   7.875%, 11/1/2025..........................................................         2,000,000        2,145,760
    Refunding 8.20%, 12/1/2024.................................................        1,000,000        1,178,300
  (United Airlines Inc. Project):
    8.40%, 5/1/2018 (Prerefunded 5/1/1999) (a).................................        7,865,000        8,133,039
    8.50%, 5/1/2018............................................................        2,000,000        2,126,180


Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

                                                                                      Principal
Long-Term Municipal Investments (continued)                                            Amount           Value
-------------------------------------------------------------------------------    -------------    -------------
IIllinois (continued)
llinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facilities Acquisition Program):
    8.75%, 3/1/2010............................................................      $   120,000     $    123,941
    8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a).................................        3,290,000        3,575,177
    8.50%, 9/1/2010............................................................        1,710,000        1,800,339
    5.50%, 7/1/2012............................................................        1,405,000        1,405,450
Kentucky--2.0%
Perry County, SWDR (TJ International Project)
  7%, 6/1/2024.................................................................        3,500,000        3,803,520
Massachusetts--3.2%
Massachusetts Industrial Finance Agency, Revenue
  (Water Treatment-American Hingham) 6.95%, 12/1/2035..........................        5,640,000        6,193,171
Michigan--7.7%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group)
  8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a)................................        7,670,000        9,550,761
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
  7.50%, 1/1/2021..............................................................        5,000,000        5,373,100
Mississippi--2.6%
Mississippi Business Finance Corp., PCR, Refunding
  (System Energy Resource Inc. Project) 5.875%, 4/1/2022.......................        5,000,000        5,030,800
Nevada--5.1% Clark County, IDR:
  Refunding (Nevada Power Co. Project) 5.90%, 10/1/2030........................        4,000,000        4,085,680
  (Southwest Gas Corp.):
    7.50%, 9/1/2032............................................................        3,000,000        3,305,820
    6.50%, 12/1/2033...........................................................        2,300,000        2,465,899
New Hampshire--4.1%
New Hampshire Industrial Development Authority, PCR
  (Public Service Co. Project) 7.65%, 5/1/2021.................................        7,500,000        7,926,225
New York--1.7%
New York City 8.25%, 11/15/2010 (Prerefunded 11/15/2001) (a)...................        3,000,000        3,390,750
North Dakota--.3%
North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012......................          607,400          627,711
Pennsylvania--3.0%
Lancaster County Hospital Authority, Revenue
  (Health Center-United Church of Christ Homes Inc.)
  9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)................................        2,000,000        2,097,060
Pennsylvania Economic Development Financing Authority, RRR
  (Northampton Generating Project) 6.60%, 1/1/2019.............................        3,500,000        3,707,200


Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)

                                                                                      Principal
Long-Term Municipal Investments (continued)                                            Amount           Value
-------------------------------------------------------------------------------    -------------    -------------
South Carolina--2.9%
Piedmont Municipal Power Agency, Electric Revenue, Refunding:
  6.55%, 1/1/2016..............................................................     $    880,000    $     882,147
  5.25%, 1/1/2021..............................................................        5,000,000        4,778,050
Texas--11.2%
Alliance Airport Authority Inc., Special Facilities Revenue
  (American Airlines Inc. Project) 7.50%, 12/1/2029............................        2,375,000        2,540,229
Austin, Convention Center Revenue
  8.25%, 11/15/2014 (Prerefunded 11/15/1999) (a)...............................        5,130,000        5,391,117
Bell County Health Facilities Development Corp., Revenue
  (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)..        4,665,000        5,054,528
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue,
  Refunding (Woodlands Medical Center Project)
  8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a).................................        1,845,000        1,920,479
Port of Corpus Christi Authority, Nueces County, General Revenue, Refunding
  (Union Pacific) 5.65%, 12/1/2022.............................................        4,000,000        4,004,160
Texas Housing Agency, Mortgage Revenue
  (Residential Development):
    8.40%, 7/1/2020............................................................        1,190,000        1,220,666
    8.40%, 1/1/2021............................................................        1,580,000        1,619,310
Utah--2.2%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration)
  9.25%, 7/1/2018 (b)..........................................................        7,000,000        4,201,400
Washington--1.1%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
  6.375%, 1/1/2015.............................................................        2,000,000        2,199,500
West Virginia--5.2%
Braxton County, SWDR (Weyerhaeuser Co. Project):
  6.50%, 4/1/2025..............................................................        5,000,000        5,440,000
  5.80%, 6/1/2027..............................................................        4,450,000        4,647,091
Wisconsin--1.9%
Wisconsin Housing and Economic Development Authority, Home Ownership Revenue
  5.75%, 9/1/2028..............................................................        3,500,000        3,599,260
Wyoming--1.7%
Sweetwater County, SWDR (FMC Corp. Project)
  7%, 6/1/2024.................................................................        3,000,000        3,281,490
U.S. Related--5.4%
Puerto Rico Highway and Transportation Authority, Transportation Revenue:
  6.83%, 7/1/2038 (Insured; MBIA) (c,d)........................................        4,000,000        3,965,280
  7.49%, 7/1/2038 (d)..........................................................        2,500,000        2,478,300
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue,
 Residual Certficates
  6.855%, 7/1/2015 (d).........................................................        4,000,000        4,142,720
                                                                                                    -------------
TOTAL LONG-TERM INVESTMENTS (cost $180,565,868)................................                     $ 189,638,179
                                                                                                    =============




Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)
                                                                                      Principal
Short-Term Municipal Investment--.6%                                                   Amount           Value
-------------------------------------------------------------------------------    -------------    -------------
Alabama;
Stevenson Industrial Development Board, Environmental Improvement Revenue
  VRDN (Mead Corp. Project) 3.35% (LOC; First Chicago Corp.) (e)
  (cost $1,200,000)............................................................    $   1,200,000    $   1,200,000
                                                                                                    =============
TOTAL INVESTMENTS (cost $181,765,868)..........................................             98.3%   $ 190,838,179
                                                                                          =======   =============
CASH AND RECEIVABLES (NET).....................................................              1.7%   $   3,385,476
                                                                                          =======   =============
NET ASSETS.....................................................................            100.0%   $ 194,223,655
                                                                                          =======   =============

Summary of Abbreviations
--------------------------------------------------------------------------------------------------------------
COP        Certificate of Participation                     MFHR       Multi-Family Housing Revenue
HR         Hospital Revenue                                 PCR        Pollution Control Revenue
IDR        Industrial Development Revenue                   RRR        Resources Recovery Revenue
LOC        Letter of Credit                                 SFMR       Single Family Mortgage Revenue
MBIA       Municipal Bond Investors Assurance               SWDR       Solid Waste Disposal Revenue
              Insurance Corporation                         VRDN       Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------------------------------------

Fitch              or          Moody's           or           Standard & Poor's         Percentage of Value
----                           --------                       ----------------           ------------------
AAA                            Aaa                            AAA                                17.0%
AA                             Aa                             AA                                  3.7
A                              A                              A                                   7.8
BBB                            Baa                            BBB                                43.4
BB                             Ba                             BB                                  4.2
F1                             MIG1/P1                        SP1/A1                               .6
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                      23.3
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Non-income producing security; interest payment in default.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, this security amounted to $3,965,280 or 2.0% of net assets.
(d) Inverse floater security-the interest rate is subject to change periodically.
(e) Securities payable on demand. Variable interest rate-subject to periodic change.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)

                                                                                      Cost           Value
                                                                                  ------------    ------------
ASSETS:              Investments in securities-See Statement of Investments       $181,765,868    $190,838,179
                     Cash.......................................................                        39,994
                     Interest receivable........................................                     3,537,666
                     Prepaid expenses...........................................                         2,442
                                                                                                  ------------
                                                                                                   194,418,281
                                                                                                  ------------

LIABILITIES:          Due to The Dreyfus Corporation and affiliates.............                       127,342
                      Accrued expenses..........................................                        67,284
                                                                                                  ------------
                                                                                                       194,626
                                                                                                  ------------
NET ASSETS......................................................................                  $194,223,655
                                                                                                  ============

REPRESENTED BY:       Paid-in capital...........................................                  $189,911,223
                      Accumulated distributions in excess of
                         investment income-net..................................                      (144,772)
                      Accumulated net realized gain (loss) on investments                           (4,615,107)
                      Accumulated net unrealized appreciation (depreciation)
                         on investments--Note 4.................................                     9,072,311
                                                                                                  ------------

NET ASSETS.....................................................................                   $194,223,655
                                                                                                  ============
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized)................                     20,382,927

NET ASSET VALUE per share......................................................                          $9.53
                                                                                                         =====


                      See notes to financial statements.



Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended March 31, 1999 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income..................................                  $6,320,639

EXPENSES:                     Management fee-Note 3(a).........................   $   682,495
                              Shareholder servicing costs-Note 3(b)............        35,742
                              Shareholders' reports............................        23,932
                              Professional fees................................        20,364
                              Directors' fees and expenses-Note 3(c)...........        18,543
                              Custodian fees-Note 3(b).........................         7,212
                              Registration fees................................         3,955
                              Miscellaneous....................................         6,764
                                                                                  -----------
                                Total Expenses.................................                    799,007
                                                                                                 ---------


INVESTMENT INCOME--NET.........................................................                  5,521,632


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                              Net realized gain (loss) on investments..........   $   567,763
                              Net unrealized appreciation (depreciation)
                                 on investments                                    (4,039,658)
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                 (3,471,895)
                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                $ 2,049,737
                                                                                               ===========


                       See notes to financial statements.


Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                           Six Months Ended
                                                                            March 31, 1999        Year Ended
                                                                              (Unaudited)     September 30, 1998
                                                                             -------------     ------------------
OPERATIONS:
  Investment income-net...............................................     $  5,521,632           $11,259,548
  Net realized gain (loss) on investments.............................          567,763               112,944
  Net unrealized appreciation (depreciation) on investments...........       (4,039,658)            4,039,493
                                                                           ------------          ------------

    Net Increase (Decrease) in Net Assets Resulting from Operations...        2,049,737            15,411,985
                                                                           ------------          ------------


DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................       (5,703,500)          (12,192,007)
                                                                           ------------          ------------
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested-Note 1(c)......................................          372,814               706,813
                                                                           ------------          ------------
    Total Increase (Decrease) in Net Assets...........................       (3,280,949)            3,926,791


NET ASSETS:
  Beginning of Period.................................................      197,504,604           193,577,813
                                                                           ------------          ------------
  End of Period.......................................................     $194,223,655          $197,504,604
                                                                           ============          ============

Undistributed investment income (distributions in excess of
   investment income)-net.............................................     $   (144,772)         $     37,096
                                                                           ------------          ------------


                                                                              Shares                 Shares
                                                                           ------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Increase in Shares Outstanding as a Result of Dividends Reinvested..           38,754                71,263
                                                                           ============          ============

                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                Six Months Ended               Year Ended September 30,
                                                 March 31, 1999     --------------------------------------------
PER SHARE DATA:                                    (Unaudited)      1998      1997      1996     1995      1994
                                                ----------------    ----      ----      ----     ----      ----
  Net asset value, beginning of period.......      $   9.71      $   9.55   $  9.60   $  9.74  $  9.41   $ 10.45
                                                   --------      --------   -------   -------  -------   -------
   Investment Operations:
   Investment income-net......................          .27           .55       .61       .64      .65       .67
   Net realized and unrealized gain (loss)
      on investments..........................         (.17)          .21      (.02)     (.16)     .35      (.93)
                                                   --------      --------   -------   -------  -------   -------
   Total from Investment Operations...........          .10           .76       .59       .48     1.00     (.26)
                                                   --------      --------   -------   -------  -------   -------
   Distributions:
   Dividends from investment income-net.......         (.28)         (.60)     (.64)     (.62)    (.67)     (.70)
   Dividends from net realized gain on investments       --            --        --       --        --      (.08)
                                                   --------      --------   -------   -------  -------   -------
   Total Distributions........................         (.28)         (.60)     (.64)     (.62)    (.67)     (.78)
                                                   --------      --------   -------   -------  -------   -------
   Net asset value, end of period.............     $   9.53      $   9.71   $  9.55   $  9.60  $  9.74   $  9.41
                                                   ========      ========   =======   =======  =======   =======
   Market value, end of period................     $8 15/16      $9 11/16   $10 3/8   $9 9/16  $ 9 3/8   $ 8 7/8
                                                   ========      ========   =======   =======  =======   =======

TOTAL INVESTMENT RETURN (1)...................        (9.91%)(2)     (.69%)   15.90%     8.83%   13.48%   (10.77%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....          .82%(2)       .82%      .82%      .83%     .85%      .84%
   Ratio of net investment income
      to average net assets...................         5.66%(2)      5.75%     6.36%     6.61%    6.86%     6.76%
   Portfolio Turnover Rate....................        17.92%(3)      8.84%    10.67%     8.56%   36.09%    14.41%
   Net Assets, end of period (000's Omitted)..     $194,224      $197,505  $193,578  $193,165 $195,517  $188,730

-----------
(1) Calculated based on market value.
(2) Annualized.
(3) Not annualized.

                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

Dreyfus Municipal Income, Inc.
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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   On March 31, 1999, the Board of Directors declared a cash dividend of $.044 per share from investment income-net, payable on April 29, 1999 to shareholders of record as of the close of business on April 15, 1999.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $5,183,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. If not applied the carryover expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 1999.

   (b) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $14,611 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended March 31, 1999, the Fund was charged $7,212 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999 amounted to $34,553,780 and $34,125,118, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $9,072,311, consisting of $13,940,319 gross unrealized appreciation and $4,868,008 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                 OFFICERS AND DIRECTORS
              DREYFUS MUNICIPAL INCOME, INC.
                     200 Park Avenue
                  New York, NY 10166


Directors

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz

Officers

President and Treasurer
   Marie E. Connolly
Vice President and Secretary
   Margaret W. Chambers
Vice President and Assistant Treasurer
   Mary A. Nelson
Vice President, Assistant Treasurer and Assistant Secretary
   Stephanie Pierce
Vice President and Assistant Treasurer
   George A. Rio
Vice President and Assistant Treasurer
   Joseph F. Tower, III
Vice President and Assistant Secretary
   Douglas C. Conroy
Vice President and Assistant Secretary
   Christopher J. Kelley
Vice President and Assistant Secretary
   Kathleen K. Morrisey
Vice President and Assistant Secretary
   Elba Vasquez

Portfolio Managers

Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samuel J. Weinstock
Monica S. Wieboldt


Investment Adviser
The Dreyfus Corporation

Custodian
Mellon Bank, N.A.

Counsel
Stroock & Stroock & Lavan LLP

Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.

Stock Exchange Listing
AMEX Symbol: DMF

Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the following publications:
Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond Funds--National Municipal Bond Funds" every Sunday.
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Notice is hereby given in accordance  with Section 23(c) of the  Investment
Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
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

Dreyfus Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660



Printed in U.S.A.                      856SA993